UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
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NATURAL RESOURCES USA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Natural Resources USA Corporation 3200 County Road 31 Rifle, Colorado 81650
Notice of Annual Meeting of Shareholders

To all Shareholders of Natural Resources USA Corporation:

You are invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Natural Resources USA Corporation (the “Company”) for the fiscal year ended June 30, 2010.  The Annual Meeting will be held at the Doubletree Hotel, 9599 Skokie Boulevard, Skokie, Illinois, on February 9, 2011 at 10:00 a.m. Central Time.  The purposes of the Annual Meeting are:

1.
To elect the following nominees to the Company’s Board of Directors (the “Board”) to serve until the Company’s Annual Meeting of Shareholders for the year ending December 31, 2011 or until successors are duly elected and qualified: Bill H. Gunn, Neil E. Summerson, Geoffrey C. Murphy, J. Jeffrey Geldermann, Alan De’ath, Paul-Henri Couture, Leigh Hall, Wayne Richardson and Alan You Lee;

2.	To ratify the appointment of the Company’s independent registered public accounting firm, HJ & Associates, LLC, for the transition period ended December 31, 2010;

3.	To approve a resolution and amend the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders;

and

4.	To conduct any other business that may properly come before the Annual Meeting.

The Board has fixed December 20, 2010, as the record date for the Annual Meeting (the “Record Date”).  Only shareholders of the Company of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.  A list of shareholders, as of the Record Date, will be available at the Annual Meeting for inspection by any shareholder.  Shareholders will need to register at the Annual Meeting to attend and vote at the Annual Meeting.  If your shares of common stock of the Company (“Common Shares”) are not registered in your name, you will need to bring proof of your ownership of those Common Shares to the Annual Meeting in order to register to attend and vote.  If your Common Shares are held in an account with a brokerage firm, bank, dealer, or other similar institution, you should ask such institution to provide you with a proxy that shows your ownership of such Common Shares as of the Record Date.  Please bring that documentation to the Annual Meeting.

IMPORTANT

Enclosed with this Notice of Annual Meeting are a Proxy Statement, the Company’s Annual Report for the fiscal year ended June 30, 2010, and a form of proxy.  These documents contain important information and the Board encourages you to read them carefully.  Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your Common Shares in person.

By Order of the Board of Directors,

/s/ Bill H. Gunn
Bill H. Gunn
Natural Resources USA Corporation
3200 County Road 31
Rifle, Colorado 81650	January10, 2011

NATURAL RESOURCES USA CORPORATION 3200 County Road 31 Rifle, Colorado 81650
Proxy Statement for Annual Meeting of Shareholders To Be Held On February 9, 2011, at 10.00 a.m. Central Time at the Doubletree Hotel, 9599 Skokie Boulevard, Skokie, Illinois

Unless the context requires otherwise, references in this Proxy Statement to the “Company,” “we,” “us” or “our” refer to Natural Resources USA Corporation.  The terms the “Company,” “we,” “us” or “our” do not refer to the Company’s wholly-owned subsidiaries Natural Soda Holdings, Inc. (“Natural Soda Holdings”) and Natural Soda, Inc. (“Natural Soda”).

The Annual Meeting of Shareholders of Natural Resources (referred to herein as the “Annual Meeting”) will be held on February 9, 2011, at the Doubletree Hotel, 9599 Skokie Boulevard, Skokie, Illinois at 10:00 a.m. Central Time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by Natural Resources’ Board of Directors (referred to herein as the “Board”) of proxies for the Annual Meeting.  Natural Resources anticipates that this Proxy Statement and the form of proxy will be mailed to holders of Natural Resources’ common stock, par value $0.01 per share (shares of Natural Resources’ common stock are referred to herein as “Common Shares”) on or about January 12, 2011.

You are invited to attend the Annual Meeting at the above stated time and location.  If you plan to attend the Annual Meeting and your Common Shares are held in “street name” – in an account with a brokerage firm, bank, dealer, or other similar institution – you must obtain a proxy issued in your name from such broker, bank, dealer or other similar institution.

You can vote your Common Shares by completing and returning the proxy card provided to you by mail, by completing your proxy over the internet or by telephone, by attending the Annual Meeting and voting in person, or, if you hold Common Shares in “street name,” by completing the voting form provided to you by the broker, bank or other nominee that holds your Common Shares.

A returned signed proxy card without an indication of how Common Shares should be voted will be voted:

•	FOR the election of all directors,
•	FOR the ratification of the appointment of the Company’s independent registered public accounting firm, and
•	FOR the approval of the resolution and amendment to the Company’s By-Laws

Our corporate By-Laws define a quorum as a majority of the outstanding Common Shares of Natural Resources entitled to vote at the Annual Meeting, represented in person or by proxy.  The Company’s By-Laws do not allow cumulative voting for directors.  If a quorum is present at the Annual Meeting, the nine nominees for election as director receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for directors, every shareholder entitled to vote at such election has the right to vote the number of Common Shares owned by such shareholder for as many persons as there are directors to be elected.  Additionally, if a quorum is present at the Annual Meeting, the affirmative vote of a majority of the voting shares of Natural Resources entitled to vote at the Annual Meeting, represented in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting firm and to approve the resolution and amend the Company’s By-Laws to provide for the taking of action by less than unanimous consent of the Company’s shareholders.

Please note that Sentient USA Resources Fund, L.P. (referred to herein as “Sentient”) holds approximately 95% of our outstanding Common Shares.  We believe Sentient will be present at the Annual Meeting; however, we are unsure how Sentient will vote at the Annual Meeting.  As our majority shareholder, if Sentient votes in favor of a proposal, the proposal will be approved and if Sentient votes against a proposal or abstains from voting on the proposal, other than the election of directors, the proposal will not be approved.   If Sentient withholds its vote from a director nominee, that nominee will still be elected if they are one of the nine nominees for director having the greatest number of FOR votes.  Alan De’ath, Paul Henri-Couture, Leigh Hall, Wayne Richardson and Alan You Lee were recommended by Sentient to our Board of Directors as potential candidates for nomination to our Board of Directors.

Please also note that as the Company’s majority shareholder, Sentient may be considered to be an interested party to the proposal to amend the Company’s By-Laws as such amendment would permit Sentient to take action on behalf of the Company without the consent or approval of any other shareholders.  Accordingly, although not required by Natural Resources’ Articles of Incorporation or By-Laws, the Company seeks to obtain a FOR vote for this proposal from the holders of a majority of the Company’s Common Shares not held by Sentient.  If a majority of the Company’s Common Shares not held by Sentient vote AGAINST the proposal, then the proposal will be defeated.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record of Natural Resources at the close of business on December 20, 2010 (referred to herein as the “Record Date”) and are entitled to vote at the Annual Meeting.  This Proxy Statement describes the issues on which Natural Resources would like you, as a shareholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your Common Shares.

When you sign the proxy card, you appoint Bill H. Gunn, Chief Executive Officer of Natural Resources, and Robert C.J. van Mourik, Chief Financial Officer of Natural Resources, as your representatives at the Annual Meeting.  As your representatives, they will vote your Common Shares at the Annual Meeting (or any adjournments or postponements of the Annual Meeting) as you have instructed on your proxy card.  With proxy voting, your Common Shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your Common Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the Record Date?

The Board has fixed December 20, 2010 as the Record Date for the Annual Meeting.  Only holders of Natural Resources’ voting stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.

How many Common Shares are outstanding?

As of the Record Date, Natural Resources had 352,413,582 Common Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.
The election of the following nominees to Natural Resources’ Board to serve until the Company’s Annual Meeting of Shareholders for the fiscal year ending December 31, 2011 or until successors are duly elected and qualified: Bill H. Gunn, Neil E. Summerson, Geoffrey C. Murphy, J. Jeffrey Geldermann, Alan De’ath, Paul-Henri Couture, Leigh Hall, Wayne Richardson and Alan You Lee;

2.	The ratification of the appointment of Natural Resources’ independent registered public accounting firm, HJ & Associates, LLC, for the transition period ended December 31, 2010;

3.	The approval of a resolution and amendment to the Company’s By-Law to provide for the taking of action by less than unanimous written consent of the Company’s shareholders;

and

4.	The conduct of any other business that may properly come before the Annual Meeting.

How many votes do I get?

Each Common Share is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote:

•	FOR the election of all directors,
•	FOR the ratification of the appointment of Natural Resources’ independent registered public accounting firm, and
•	FOR the approval of the resolution and amendment to the Company’s By-Laws.

How do I vote?

You have several voting options. You may vote by:

1.
Signing and printing your name on the lines specified for such purpose at the bottom of the form of proxy; and return the properly executed and completed form of proxy by mailing it in the enclosed return envelope addressed to Computershare Investor Services Inc.;

2.	Completing your proxy and following the steps outlined on the secured website: www.investorvote.com/NTRC;

3.
Completing your proxy over the telephone: call 1-800-652-VOTE (8683) any time on a touch tone telephone.  Calls within the USA, US territories & Canada will not incur a charge but calls from outside the US may not be toll free; to be received by 12:00 Mountain Time on Friday, February 4, 2011, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Annual Meeting; or

4.	Attending the Annual Meeting and voting in person.

If your Common Shares are held in an account with a brokerage firm, bank, dealer, or other similar institution, then you are the beneficial owner of such Common Shares held in a “street name” and these proxy materials are being forwarded to you by that institution.  The institution holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Common Shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote your Common Shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can shareholders vote in person at the Annual Meeting?

Natural Resources will pass out written ballots to anyone who wants to vote at the Annual Meeting.  If you hold your Common Shares through a brokerage account but do not have a physical share certificate, or the Common Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

1.
Signing another proxy with a later date and mailing it to the attention of: Mr. Bill H. Gunn at Natural Resources USA Corporation, 3200 County Road 31, Rifle, Colorado 81650, so long as it is received prior to 12:00 p.m., Mountain Time on February 4, 2011, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Annual Meeting; or

2.	Attending the Annual Meeting and voting in person.

Beneficial shareholders should refer to the instructions received from their stockbroker or registered holder of their Common Shares if they wish to change their vote.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, Natural Resources must have a quorum, which means that a majority of the outstanding voting shares of Natural Resources as of the Record Date must be present at the Annual Meeting.  Based on 352,413,582 voting shares outstanding as of the Record Date, 176,206,792 Common Shares must be present at the Annual Meeting, in person or by proxy, for there to be a quorum.  Please note that we expect a quorum to be present since we expect Sentient, which held approximately 95% of our Common Shares as of the Record Date, to be present at the Annual Meeting.  Your Common Shares will be counted as present at the Annual Meeting if you:

1.	Submit a properly executed proxy as discussed above; or

2.	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since Natural Resources’ By-Laws state that certain matters presented at the Annual Meeting must be approved by the majority of the outstanding Common Shares of Natural Resources entitled to vote, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST the proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Common Shares in street name for their customers, are generally required to vote the Common Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Common Shares on routine matters, but not on non-routine matters.

The election of directors is considered a non-routine matter and brokers may not vote shares held in street name for their customers in relation to this item of business.  Approving a resolution and amending Natural Resources’ By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders is also a non-routine matter and consequently, brokers may not vote shares held in street name for their customers in relation to this proposal.  The ratification of the appointment of the Company’s independent registered public accounting firm for the transition period ended December 31, 2010 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote AGAINST the approval of the resolution and amendment to the Company’s By-Laws and will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors.

How many votes are needed to elect directors?

The nine nominees for election as director receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for directors, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will have no effect on the election of directors.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

How many votes are needed to approve the resolution and amend Natural Resources’ By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders?

The approval of the resolution and amendment to the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Please note that as the Company’s majority shareholder, Sentient may be considered to be an interested party to the proposal to amend the Company’s By-Laws as such amendment would permit Sentient to take action on behalf of the Company without the consent or approval of any other shareholders.  Accordingly, although not required by Natural Resources’ Articles of Incorporation or By-Laws, the Company seeks to obtain a FOR vote for this proposal from the holders of a majority of the Company’s Common Shares not held by Sentient.  If a majority of the Company’s Common Shares not held by Sentient vote AGAINST the proposal, then the proposal will be defeated.

Will my Common Shares be voted if I do not sign and return a proxy?

If your Common Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your Common Shares will not be voted at the Annual Meeting.  See “What effect does a broker non-vote have?” above for a discussion on which matters your broker may vote your Common Shares.

If your Common Shares are registered in your name, and you do not complete your proxy card by telephone, over the internet, or by signing and returning your proxy card, your Common Shares will not be voted at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

Natural Resources will publish the final results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

Natural Resources does not plan to solicit proxies as it expects sufficient shareholders will be present to satisfy the quorum requirement.  Upon request, we will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Natural Resources’ Common Shares on the Record Date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Common Shares.

When are shareholder proposals due for the Annual Meeting of Shareholders for the year ending December 31, 2011?

In order to be considered for inclusion in the proxy statement for the annual meeting of shareholders for the year ending December 31, 2011, shareholder proposals must be submitted in writing to the Secretary, Natural Resources USA Corporation, 3200 County Road 31, Rifle, Colorado 81650, and received no later than January 1, 2012.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one proxy statement to a group of shareholders who share the same address.  If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address set forth under the heading  “Where should written requests for additional proxy materials or a copy of the Company’s 2010 Annual Report on Form 10-K be sent?” below or call us at (214) 253 2556 to request another copy of the proxy materials.  Please note that each shareholder should receive a separate proxy card to vote the Common Shares they own at the Annual Meeting.

How can I obtain a copy of the 2010 Annual Report on Form 10-K?

Natural Resources’ Annual Report on Form 10-K for its fiscal year ended June 30, 2010, including the financial statements contained therein, is available on the internet through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns Common Shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of our 2010 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

Written request for a copy of the Company 2010 Annual Report on Form 10-K should be sent to our offices at the address set forth under the heading  “Where should written requests for additional proxy materials or a copy of the Company’s 2010 Annual Report on Form 10-K be sent?” If requested, Natural Resources will provide copies of the exhibits for a reasonable fee.

Where should written requests for additional proxy materials or a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 be sent?

Please send written requests for additional proxy materials or a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 to:

Natural Resources USA Corporation
3200 County Road 31
Rifle, Colorado 81650
Attention: Corporate Secretary

What materials accompany or are attached to this Proxy Statement?

The following materials accompany this proxy statement:

•	Form of Proxy Card; and

•	The Company’s Annual Report on Form 10-K for the year ended June 30, 2010.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on February 9, 2011.

You may access the following proxy materials at the Company’s website: www.naturalresourcescorp.com

•	Notice of the Annual Meeting of Shareholders;

•	Proxy Statement for the Annual Meeting of Shareholders;

•	The Company’s Annual Report on Form 10-K for the year ended June 30, 2010; and

•	Form of Proxy Card.

Directions to the Annual Meeting, where you may vote in person, can be also found at the Company’s website www.naturalresourcescorp.com

PROPOSAL 1
ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

Natural Resources’ By-Laws require the Board to be composed of between three and twelve directors.  The current Board is composed of ten directors.  If all director nominees are elected at the Annual Meeting, the Board size will be reduced to nine directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms or until their successors are elected and qualified at the next Annual Meeting or, if an Annual Meeting is not held, or the directors are not elected at an Annual Meeting, the directors may be elected at any special meeting of the shareholders held for that purpose.

Who is standing for election this year?

The Board has nominated the following six current Board members for re-election at the Annual Meeting, to hold office until the Annual Meeting of Shareholders for the year ending December 31, 2011:

–	Bill H. Gunn;
–	Neil E. Summerson;
–	Geoffrey C. Murphy;
–	J. Jeffrey Geldermann;
–	Alan De’ath; and
–	Paul-Henri Couture.

In addition, the Board has nominated three additional candidates who are not currently serving on the Board of Directors:

–	Leigh Hall
–	Wayne Richardson; and
–	Alan You Lee

Alan De’ath and Paul-Henri Couture were previously appointed to the Board of Directors by the Board to fill vacancies on the Board and have not been previously elected by the shareholders.  Michel Marier was also appointed to the Board of Directors by the Board but is not standing for election to the Board by the shareholders and will be retiring from the Board at the Annual Meeting.

James Riley, Robert Woolard and Robert C.J. van Mourik are not standing for re-election at the Annual Meeting and will be retiring from the Board at the Annual Meeting.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

The nine nominees for election as directors receiving the greatest number of FOR votes at the Annual Meeting will be elected to the Board.  At each election for directors, every shareholder entitled to vote at such election has the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are directors to be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will have no effect on the election of directors.

The Board recommends a vote FOR each of the nominees.  All proxies executed and returned without an indication of how Common Shares should be voted will be voted FOR the election of all of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current directors and executive officers.  Directors hold office until the next Annual Meeting of Shareholders and a successor is elected and qualified, or until their death, resignation or removal.  Executive officers are elected at annual meetings of the Board and hold office for one year or until a successor has been duly elected and qualified or until death, resignation or removal. The ages of the directors, executive officers, and significant employees are shown as of December 20, 2010.

Name	Current Office	Principal Occupation	Director/Officer/Since	Age
Bill H. Gunn	President, CEO and Chairman of the Board	President and CEO of Natural Resources	February 1984	68
Robert C.J. van Mourik	Chief Financial Officer, Secretary and Treasurer	CFO of Natural Resources	January 1989	57
Neil E. Summerson(1)	Director	Company Director	September 1990	63
Geoffrey C. Murphy(1)	Director	Principal, Valor Leadership Partners, LLC.	June 1999	69
J. Jeffrey Geldermann(1)	Director	President of Credentials, Inc.	June 2004	60
Alan De’ath(2)	Director	President and CEO of Ivernia, Inc.	June 2010	57
Paul-Henri Couture(2)	Director	President – Sentient Asset Management Canada Ltd	June 2010	55
Leigh Hall(2)	Director Nominee	Company Director		69
Wayne Richardson(2)	Director Nominee	Managing Director and CEO of Renewed Metal Technologies and Orbitas Pty Ltd		55
Alan You Lee(2)	Director Nominee	Sentient Consultant		52
Bradley Bunnett	President and Chief Operating Officer	President and COO of Natural Resources	June 2010	44
Robert Warneke(3)	Executive Director of Manufacturing of Natural Soda	Executive Director of Manufacturing of Natural Soda	August 2007	54

(1)	Indicates that the director or nominee may be considered “independent” in accordance with Section 803A of the NYSE Amex Equities Company Guide even though this guide is not applicable to the Company.
(2)	Indicates that Sentient recommended the director or nominee for nomination to the Board of Directors.
(3)	Mr. Warneke is an executive officer of Natural Soda, a wholly-owned subsidiary of Natural Soda Holdings, which is itself a wholly owned subsidiary of the Company.

The following is a description of the business background of the directors and executive officers of Natural Resources.

Bill H. Gunn

Mr. Gunn graduated with a degree in Commerce from the University of Queensland, Australia in 1963, achieving his Accounting Certificate from the University of Queensland in the same year.  Subsequently, he was admitted as a member of the Australian Society of Certified Practising Accountants and has successfully completed and passed the examinations for admittance as a Certified Public Accountant (CPA) in the USA.

Mr. Gunn has been a self-employed investor, CPA, and a director of several Australian Stock Exchange listed public companies, as well as a number of majority owned private corporations.   Since February 1984 he has been Chairman and Chief Executive Officer of Natural Resources and was also president from 1984 to 2010.

Mr. Gunn is also a director of Green SEA Resources Inc. (“GSR”), a wholly-owned subsidiary of Sentient and its affiliates.

Robert C.J. van Mourik

Mr. van Mourik served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of Natural Resources since 1989 and was elected a Director in September 1990.  In June 2010 he relinquished the role of Executive Vice President and will retire as a director at the annual meeting of shareholders.  He graduated in 1974 with a Bachelor of Applied Science (Applied Chemistry) from the Victoria Institute of Colleges, Australia and in 1981 with a Master’s Degree in Business Administration from the University of Newcastle, Australia.  He is a Fellow of the Australian Institute of Company Directors.

Neil E. Summerson

Mr. Summerson is a director of several Australian listed and unlisted public companies and closely held, private companies.  He is Chairman of Bank of Queensland Ltd, Chairman of Idec Group of companies, Chairman of Australian Property Growth Limited, Chairman of St Andrews Insurance Limited and a Director of Leyshon Group of companies, Pioneer Permanent Building Society Limited, Home Building Society Limited and Australian Made Campaign Limited.   He was formerly the Managing Partner of Ernst & Young in Queensland.  He is a Fellow of the Institute of Chartered Accountants, a Fellow of the Australian Institute of Management and a Fellow of the Australian Institute of Company Directors.

Geoffrey C. Murphy

In 2009 Mr. Murphy became a principal of Valor Leadership Partners, LLC, a consulting firm.  Previously, he was employed as the Senior Vice President of Citrico Holdings, Inc., a company engaged in the manufacture of lemon-based products from September 1, 2001 until September 30, 2004.

J. Jeffrey Geldermann

Mr. Geldermann is and has been since 1997, President of Credentials, Inc., a company offering computer based electronic academic qualifications verification services used by colleges and universities.

Alan M. De’ath

Mr De’ath was appointed President, Chief Executive Offier and a director of Ivernia, Inc., a TSX listed public company, in 2003 after joining the company in 2000.  He has 30 years of experience in senior management positions in the mining industry including a 20-year career with Rio Tinto in Europe and southern Africa including positions as Commercial Director on the board of RioMinas Lda in Portugal managing Rio Tinto’s Neves Corvo joint venture with the Portuguese government and as Finance Director on the board of Rossing Uranium Ltd in Namibia.  Immediately prior to joining Ivernia he was CFO with TVX Gold in Toronto for two years.  Mr. De’ath is also an officer and director of GSR.  GSR owns a controlling interest in Ivernia.

Paul-Henri Couture

Mr. Couture joined Sentient in 2009 as President of Sentient Asset Management Canada. He has over 30 years of experience as a financial management and investment professional.  From 1983 to 2009, he served as Senior Vice-President at the Caisse de dépôt et placement du Québec.  He graduated with a Bachelor’s degree in business administration from HEC Montreal in 1976 and is a Certified Financial Analyst.

Leigh Hall

Mr. Hall held a number of senior positions at AMP Limited, an Australian public company, before retiring in 1999 as Deputy Managing Director of AMP Asset Management Australia Limited.  Mr. Hall is a Member of the Order of Australia, a Fellow of the Institute of Chartered Accountants in Australia and a Fellow of the Australian Institute of Company Directors.  He has been a director of a number of Australian-based public companies and presently is a director of Superannuation Funds Management Corporation of South Australia. Mr. Hall has served in various capacities on several industry and government associations and groups, including president of the Securities Institute of Australia, Chairman of the Australian Investment Managers Association and a member of the Australian Law Reform Commission and the Financial Reporting Council.  Mr. Hall is also a director of GSR.

Wayne Richardson

Mr. Richardson has been Managing Director and CEO of Renewed Metal Technologies and Orbitas Pty Ltd since 2007, and has been Chairman of Southern Oil Pty Ltd in Australia since 2009. Prior to that he served as General Manager, Sales of Century Yuasa in Brisbane for four years, and before that he founded and managed Club Assist International, an automobile battery retailer, between 1996 and 2001. Mr Richardson is also President of the Australian Battery Recycling Initiative and an industry advisor for the Green Lead Project in Australia, and was Director of the Australian Battery Industry Association for four years.  Mr. Richardson is also an officer of GSR.

Alan You Lee

Mr. You Lee has over 25 years experience gained in senior finance positions across a diversified range of industries.  Through his company, Toveloa Pty Limited, an Australian company, Mr. You Lee has served as a consultant to Sentient in the role of chief financial officer, investment subsidiaries, since April, 2009.  Prior to such time, he was employed at Macquarie Bank where he fulfilled several senior finance roles including as chief financial officer of Macquarie Direct Investment, the private equity investment funds division.  Before that he was General Manager, Finance and Operations at Fuji International Finance Australia, the Australian subsidiary of the Fuji Bank, which specialized in project and corporate finance. Alan is a Chartered Accountant and holds a Bachelor of Commerce (Honours) degree from Rhodes University.  Mr. You Lee is also an officer of GSR.

Bradley Bunnett

Mr. Bunnett is President and Chief Operating Officer of Natural Resources and was appointed to those roles in June 2010.  In addition, he is President of Natural Soda Holdings and Natural Soda.  Previously, he was Vice President of Sales & Marketing for Energy Supplements International in Fullerton, California from July 2002 until he joined Natural Soda in April 2004 as Executive Director, Marketing.

Robert (“Bob”) Warneke

Mr. Warneke joined Natural Soda in August 2007.  He has 29 years of manufacturing experience in industrial, chemical and mineral industries.  He was employed by FMC Corporation for 14 years until 1993 progressing in engineering and management.  In 1993 he joined North American Chemical Company and its successor companies as the plant manager of a new sodium bicarbonate plant in Rifle which is now the NSI plant.  Bob transferred from IMC Chemical Company in 2000 to become plant manager of their soda ash facility in California until his return to Colorado in early 2007.

Family Relationships

There are no family relationships among the Company’s directors of officers.  No arrangement exists between any of the above directors and officers pursuant to which any one of those persons was elected to such office or position.

Alan De’ath, Paul Henri-Couture, Leigh Hall, Wayne Richardson and Alan You Lee were recommended by Sentient to our Board of Directors as potential candidates for nomination to our Board of Directors.

Involvement in Certain Legal Proceedings:

During the past ten years, no director or executive officer of Natural Resources has:

•
Filed or has had filed against him a petition under the federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner, or any corporation or business association of which he was an executive officer at or within two years before such filings;

•	Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

•
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission, or by the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

CORPORATE GOVERNANCE

Board of Directors Structure

Natural Resources’ current By-Laws require the Board to have at least three and no more than twelve persons.  The current Board comprises ten directors and the proposed Board will comprise nine directors.

Director Independence

If all nominees are elected at the annual meeting of shareholders, our independent directors will be:

–	Neil E. Summerson;
–	Geoffrey C. Murphy;
–	J. Jeffrey Geldermann.

Our non-independent directors will be:

–	Bill H. Gunn;
–	Alan De’ath;
–	Paul-Henri Couture;
–	Leigh Hall
–	Wayne Richardson; and
–	Alan You Lee.

An “independent” director is a director whom the Board has determined satisfies the requirements for independence under Section 803A of the NYSE Amex Equities Company Guide.

The Company is not required to have any independent directors.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended June 30, 2010 the board of directors met in person once, met three times by telephone and once confirmed action by a unanimous statement of consent.  Subsequent to our year end, the Board has met three times.  No directors attended less than 75% of the meetings.

Board members are not required to attend the Annual Meeting.

Board Leadership Structure

Bill H. Gunn is both the Chairman of the Board and Chief Executive Officer of the Company and is not an independent director.  The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s peer group and other relevant factors, and has determined that a combined Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Company’s management.  Following the Annual Meeting, a majority of the Audit Committee and Compensation Committee will be independent directors, although this may be changed by the Board at any time.  As a majority of such committees, the independent members have sufficient opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  Accordingly, the Board believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead independent director.

Director Qualification and Background

The Company does not have a separate Nominating Committee and does not have a formal policy with respect to evaluation of nominees.  However, it has been the Company’s practice to seek to compose a Board which brings a full complement of skills and attributes and experience to the Company and in this respect the Company looks for a diverse range of attributes and qualifications among its Board candidates. These include: financial acumen, previous public company governance experience, experience in the natural soda mining industry or related mining industries, sound business experience, government relations experience, investor relations experience, and sales and marketing experience. Each candidate is not expected to have each of these elements but rather the Board seeks to nominate a group which, in the aggregate, is comprised of individuals who contribute the full range of such experience and qualifications, which the current nominees for director provide.

Nominees who are recommended to the Board by the Company’s shareholders are evaluated to confirm that they are qualified to serve on the board of directors of a publicly-traded company.  Alan De’ath, Paul Henri-Couture, Leigh Hall, Wayne Richardson and Alan You Lee were recommended by Sentient to our Board of Directors as potential candidates for nomination to our Board of Directors.

Additionally, each nominee is expected to display a commitment to good governance and the protection of shareholders interests, demonstrated leadership skills, and effective communication skills. Nominees who have previously served as directors are also evaluated on the basis of their attendance record and their dedication to fulfilment of their responsibilities as directors of the Company.

The Board also evaluates each candidate in respect of whether their personal and professional schedules allow them to dedicate sufficient time to governance of the Company.  The Board has concluded that each nominee has been, and will be, consistent and conscientious in devoting time and energy to the affairs of the Company.

The Board does not currently have a formal policy with regard to the consideration of diversity in identifying director nominees.

Risk Oversight

The Board has responsibility for risk oversight and review of management’s risk management practices.  The Chief Executive Officer is responsible for a regular report to the Board on risk oversight and management.

Board Committees

Our Board of Directors has established two board committees: an Audit Committee and a Compensation Committee.

The information below sets out the current members of each of Natural Resources’ Board committees and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee.  Because we are not listed on a national stock exchange our Audit Committee and Audit Committee charter are not required to be in compliance with Rule 10A-3 of the Exchange Act and Section 803B of the NYSE Amex Equities Company Guide although in the past we have chosen to so comply.  Our Audit Committee is currently comprised of three directors all of whom, in the opinion of the Board, would be considered independent under Rule 10A-3 of the Exchange Act and Section 803A of the NYSE Amex Equities Company Guide: Neil E. Summerson (Chairman), Geoffrey C. Murphy and James V. Riley.  The Board has determined that Neil E. Summerson and Geoffrey C. Murphy are both qualified to be and are “financial experts” as defined under Item 407(d)(5)(ii) and (iii) of Regulation S-K.

With the retirement of Mr. Riley, the Audit Committee will have a vacancy.  If he is elected to the Board of Directors, the Board intends to appoint Alan You Lee to the Audit Committee and amend its Audit Committee charter accordingly.  At that point, a majority, but not all, of the members of the Audit Committee will be considered to be independent.

The purpose of the Audit Committee is to provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to corporate accounting, reporting practices and the quality and integrity of the Company’s financial reports.  The Audit Committee engages the services of the independent registered public accounting firm.

During the fiscal year ended June 30, 2010, the Audit Committee met formally four times and has met twice since the end of our fiscal year.

Audit Committee Report

The Company’s Audit Committee oversees Natural Resources’ financial reporting process on behalf of the Board.

The Audit Committee assists the Board by overseeing the (1) integrity of Natural Resources’ financial reporting and internal control, (2) independence and performance of Natural Resources’ independent registered public accounting firm, (3) and provides an avenue of communication between management, the independent registered public accounting firm and the Board.

In the course of providing its oversight responsibilities regarding the 2010 financial statements, the Audit Committee reviewed the 2010 audited financial statements, which appear in the Company’s 2010 Annual Report on Form 10-K, as filed with the SEC on September 28, 2010, with management and Natural Resources’ independent registered public accounting firm.  The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent registered public accounting firm in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Audit Committee meets with the independent registered public accounting firm to discuss their audit plans, scope and timing, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board  approved, the inclusion of the  audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010 filed with the SEC on September 28, 2010.  The Audit Committee and the Board also recommended the selection of HJ & Associates, LLC, as the independent registered public accounting firm for the Company for the transition period ended December 31, 2010.

Submitted by the Audit Committee Members

–	Neil E. Summerson, Chairman
–	Geoffrey C. Murphy
–	James V. Riley

Compensation Committee.

The Company’s Compensation Committee comprising of non-executive directors of the Board was first formed early in 1993 and recommends to the full Board of Directors the compensation payable to the Company’s executive officers, including Mr. Gunn, Mr. Bunnett, Mr. van Mourik and Mr. Warneke.  Through the fiscal year ended June 30, 2010, the Compensation Committee comprised three directors all of whom, in the opinion of the Board, would be considered independent in accordance with Rule 10A-3 of the Exchange Act and Section 803A of the NYSE Amex Equities Company Guide if those provisions were applicable to the Company: Geoffrey C. Murphy, Alan De’ath and J. Jeffrey Geldermann.  However, the Board has recently determined that Mr. De’ath is no longer independent.  Pursuant to our Compensation Committee charter, the Compensation Committee shall consist of no fewer than three directors as determined by the Board.  The Board believes that each member of the Compensation Committee is free from any relationship that would interfere with the exercise of such committee member’s judgment as a director on the Compensation Committee.

None of Mr. Murphy, Mr. De’ath or Mr. Geldermann has been an officer or an employee of the Company or any of the Company’s subsidiaries during the fiscal year ended June 30, 2010, or subsequently, and none of Mr. Murphy or Mr. Geldermann has any other direct or indirect relationship with the Company requiring disclosure by us pursuant to Item 401 of Regulation S-K.  Furthermore, no executive officer of the Company served as a member of the Compensation Committee (or similar committee) of another entity that dealt with compensation paid to any member of our Compensation Committee, or with which any other interlocking relationship exists.

Mr. De’ath is a director and officer of GSR.  Mr. Richardson and Mr. You Lee are also officers of GSR.  Mr. Gunn and Mr. Hall serve on the Board of Directors of GSR.

The purpose and duties of the Compensation Committee shall include, but not be limited to, the following:

•	To review and report to the Board on the Company’s programs for attracting, retaining and promoting executives and for developing future senior management;

•
To review and make recommendations to the Board regarding compensation for the chief executive officer, other executive level officers and directors (the chief executive officer may not be present during deliberations or voting regarding his compensation);

•	To establish the process for the Board to evaluate the performance of the chief executive officer and other corporate officers;

•	To review appropriate performance targets, participation and level of awards for incentive award plans;

•	To review, approve and report to the Board concerning administration of compensation plans and compensation for executives at specified salary grade levels and monitor the Company’s benefit plans;

•	To review, determine and recommend to the Board appropriate compensation for directors;

•	To produce, review and approve reports of the Compensation Committee required by the rules of the Securities and Exchange Commission;

•	To review and assess the adequacy of and update, if necessary, the Compensation Committee charter annually;

•	To request and review such reports from management as it may require in carrying out its assigned responsibilities and advise the Board as to the Compensation Committee’s oversight functions; and

•	To undertake from time to time such additional activities within the scope of the Compensation Committee’s primary functions as it may deem appropriate, as required by law or the Board.

The Compensation Committee met once during fiscal year ended June 30, 2010 and has met three times since.  The Compensation Committee has the authority to review and make recommendations to the Board with respect to the compensation of our executive officers.

Appointment of directors

Prior to each annual meeting of our shareholders the current Board proposes nominees for election as directors.  We do not have any procedure by which shareholders can nominate candidates other than through an approach to the Board.

At the meeting of the Board on June 21, 2010, the directors voted to expand the Board to ten directors and elected Alan De’ath, Paul-Henri Couture and Michel Marier as directors.

At the meeting of the Board on December 16, 2010, the directors voted to nominate Leigh Hall, Wayne Richardson and Alan You Lee for election by the shareholders to the Board of Directors.

Alan De’ath, Paul Henri-Couture, Leigh Hall, Wayne Richardson and Alan You Lee were recommended by Sentient to our Board of Directors as potential candidates for nomination to our Board of Directors.

James Riley, Robert Woolard and Robert C.J. van Mourik are not standing for re-election at the Annual Meeting.  Mr. Marier has also chosen to not stand for election by the shareholders to the Board of Directors.

OTHER GOVERNANCE MATTERS

Compensation Interlocks and Insider Participation

Wayne Richardson, Alan De’ath and Alan You Lee all serve as executive officers of a affiliate of Sentient.  Bill Gunn serves on the Board of Directors of that affiliate.

Code of Ethics

The Company has adopted a code of ethics that applies to our principal executive, financial and accounting officers.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires Natural Resources’ directors and officers and persons who own more than 10% of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC.  Directors, officers, and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports filed.

Based solely on its review of the copies of the reports it received from persons required to file, the Company believes that during the period from July 1, 2009 through June 30, 2010, all filing requirements applicable to officers, directors, and greater-than-10% shareholders have been met in accordance with the requirements of Section 16(a), other than the following reports:

Name	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Alan De’ath	Three	Two	None
Paul-Henri Couture	One	None	None
Michel Marier	One	None	None
Bradley Bunnett	One	Two	None
Robert Warneke	One	None	None

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our executive officers during the two fiscal years ended June 30, 2010.  Mr. Gunn, and Mr. van Mourik were the only executive officers receiving or accruing compensation exceeding $100,000 during our fiscal year ended June 30, 2010, as shown below.  None of our executive officers are subject to employment agreements.  The compensation of our executive officers is determined by the Compensation Committee of the Board.  Mr. Gunn also receives a salary of $100,000 per year from Natural Soda that is paid directly by Natural Soda.  As a consequence of the exchange reorganization completed on June 30, 2010 whereby Natural Soda is now a wholly owned subsidiary of Natural Resources, Mr. Gunn will be paid one combined salary.

Name and Principal Position (a)	Year (b)	Salary (1) $ (c)	Bonus $ (d)	Stock Awards $ (e)	Option Awards $ (f)	Non-equity incentive plan compensation $ (g)	Non-qualified deferred compensation earnings $ (h)	All other compensation $ (i)	Total $ (j)
Bill H. Gunn
President &	2010	114,000	-0-	-0-	-0-	-0-	-0-	-0-	114,000
Chief Executive	2009	114,000	-0-	-0-	-0-	-0-	-0-	-0-	114,000
Officer

Robert van
Mourik	2010	164,000	-0-	-0-	-0-	-0-	-0-	-0-	164,000
Chief Financial	2009	164,000	-0-	-0-	-0-	-0-	-0-	-0-	164,000
Officer

(1)
At June 30, 2010 accrued unpaid compensation, interest, expenses and advances to the Company of $Nil and $11,867 were due to Bill H. Gunn and Robert van Mourik respectively (at June 30, 2009: $48,769 and $1,132, respectively).  These amounts also include $14,000 director’s fees due annually.  In addition, prior to the exchange reorganization, Bill H. Gunn was paid a separate salary of $100,000 by Natural Soda.

Natural Resources does not have a group medical insurance plan for its executive officers although Mr. Gunn participates in a comprehensive group medical insurance plan that Natural Soda provides for its employees.  While the Company has no retirement plans, Natural Soda contributes matching contributions to a 401(k) plan for Mr. Gunn, Mr. Bunnett and Mr. Warneke.

We have no plans for the payment or accrual for payment of any amounts to any executive officer in connection with his resignation, retirement, or other termination, or change of control or change in the executive officer's responsibilities.  We have no long term incentive compensation plans, defined benefit plans, or actuarial plans.  There are no plans to pay bonuses or deferred compensation to employees of Natural Resources.

2010 Stock Option Plan

In June 2010, the Board adopted a stock option plan for its officers, employees, and consultants.  The Board (through its compensation committee) can issue options under this plan to acquire up to 25,000,000 shares to officers, employees and consultants.  The Plan is intended to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of stock options.  In each case, the Board (through its compensation committee) will determine the price at which options may be issued, the term of the options, and the number of options to be issued.  In no case may the exercise price be less than the market value of the underlying shares at the time of grant. Our shareholders approved this Plan at the annual meeting of shareholders held in June 2010.  No officer exercised stock options during the fiscal year ended June 30, 2010.  There are no outstanding stock options at June 30, 2010 held by any officer.

DIRECTOR COMPENSATION

Our directors are authorized to receive $14,000 cash compensation per year for their services as directors.  In addition, the Chairman of the Audit Committee receives $6,000 per year and other Audit Committee members $4,000 per year; the Chairman of the Compensation Committee receives an additional $2,000 per year.  These arrangements were approved September 10, 2002 as of July 1, 2002.  We also reimburse directors for expenses incurred on behalf of the Company.  The option awards data represent the dollar amount recognized for financial statement reporting purposes for the fair value of stock options granted to each of the named directors in accordance with ASC 718.

Name (a)	Year	Fees earned or paid in cash $ (b)	Stock Awards $ (c)	Option Awards $ (d)	Non-equity incentive plan compensation $ (e)	Non-qualified deferred compensation earnings $ (f)	All other compensation $ (g)	Total $ (h)
Neil E. Summerson	2010	20,000	-0-	18,013	-0-	-0-	-0-	38,013
Geoffrey C. Murphy	2010	20,000	-0-	18,013	-0-	-0-	-0-	38,013
James V. Riley	2010	18,000	-0-	18,013	-0-	-0-	-0-	36,013
Robert C. Woolard	2010	14,000	-0-	18,013	-0-	-0-	-0-	32,013
J. Jeffrey Geldermann	2010	14,000	-0-	18,013	-0-	-0-	-0-	32,013
Alan M. De’ath	2010	-	-0-	4,143	-0-	-0-	-0-	4,143

2010 Directors’ Incentive Plan

In June 2010, the Board of Directors adopted a plan by which each director (who is not an employee or officer) is granted:
•	an option to purchase 75,000 shares at a current market price upon joining the Board of Directors; and
•	an option to purchase 37,500 shares on July 1 of each year he remains a director.

The options have a three-year term and are exercisable six months after the date of grant.

The following table summarizes information with respect to each non-executive director’s outstanding stock options at June 30, 2010.

	Option Awards
Name (a)	Number of securities underlying unexercised options # Exercisable (b)	Number of securities underlying unexercised options # Unexercisable (c)	Option exercise price $ (e)	Option expiration date (f)
Neil E. Summerson	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
Geoffrey C. Murphy	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
James V. Riley	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
Robert C. Woolard	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
J. Jeffrey Geldermann	37,500	-	0.88	6/30/11
	37,500	-	0.29	6/30/12
Alan De’ath	75,000	-	0.37	6/23/13

On July 1, 2008, we granted 37,500 options to acquire shares of Common Stock at $0.88 per share exercisable until June 30, 2011 to each of the following non-executive directors:

•	Geoffrey C. Murphy;
•	Neil E. Summerson;
•	James V Riley;
•	Robert C. Woolard; and
•	J. Jeffrey Geldermann.

On July 1, 2009, we granted 37,500 options to acquire shares of Common Stock at $0.29 per share exercisable until June 30, 2012 to each of the following non-executive directors:

•	Geoffrey C. Murphy;
•	Neil E. Summerson;
•	James V Riley;
•	Robert C. Woolard; and
•	J. Jeffrey Geldermann.

On June 21, 2010, we granted 75,000 options to acquire shares at $0.37 per share exercisable until June 21, 2013 to Alan De’ath on his appointment to the board.  These options vest on December 21, 2010.

On July 1, 2010, we granted 37,500 options to acquire shares of Common Stock at $0.37 per share exercisable until June 30, 2013 to each of the following non-executive directors:

•	Geoffrey C. Murphy;
•	Neil E. Summerson;
•	James V Riley;
•	Robert C. Woolard;
•	J. Jeffrey Geldermann; and
•	Alan De’ath.

These options vest on January 3, 2011.

On December 16, 2010, the Board determined to grant options to purchase 875,000 shares of Company common stock to each of Bill Gunn, Brad Bunnett, Robert van Mourik and Bob Warneke (the “Executive Options”) pursuant to the Company’s 2010 Stock Option Plan.  The exercise price of the Executive Options will be determined on a 30-day volume weighted trading average price beginning on the date of Board action.  The Executive Options vest annually over a three period and become fully exercisable on a change of control of the Company.

OTHER ARRANGEMENTS

Except as described herein, no officer or director of Natural Resources has been or is being paid any cash compensation, or is otherwise subject to any deferred compensation plan, bonus plan or any other arrangement and understanding whereby such person would obtain any cash compensation for his services for and on behalf of Natural Resources except that for the financial years ended June 30, 2010 and 2009 an allowance for interest on unpaid outstanding compensation, directors fees and expenses reimbursement was accrued as follows:

	Fiscal year ended June 30,
Director	2010	2009
Robert van Mourik	$11,867	$32,806
Bill H. Gunn		13,878
Geoffrey C. Murphy	-	7,717
Neil E. Summerson	-	3,727
James V. Riley	-	3,337
Robert C. Woolard	-	3,011
J. Jeffrey Geldermann	-	2,902
Total:	$11,867	$67,378

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.

Natural Resources has no compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENTAND RELATED STOCKHOLDER MATTERS

At December 20, 2010, we had one class of outstanding voting securities, our Common Shares, with 352,413,582 shares issued and outstanding.  The following table sets forth information as of December 20, 2010 on the ownership of Common Shares for all directors, individually, all executive officers, all executive officers and directors as a group, and all beneficial owners of more than five percent of our Common Shares.  The following shareholders have sole voting and investment power with respect to the Common Shares unless indicated otherwise.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options and warrants exercisable within 60 days of December 20, 2010 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity.

Name & Address of Beneficial Owner	Amount & Nature Of Beneficial Ownership		Percent of Common Shares*

James V. Riley	2,083,733	(1)	**
J. Jeffrey Geldermann	1,210,500	(2)	**
Bill H. Gunn	1,064,445	(3)	**
Robert C. Woolard	1,088,119	(4)	**
Geoffrey C. Murphy	776,993	(5)	**
Robert van Mourik	545,385	(6)	**
Neil E. Summerson	516,417	(7)	**
Bradley F. Bunnett	16,200		**
Robert Warneke	0		**
Alan De’ath	112,500	(8)	**
Paul-Henri Couture	0		**
Michel Marier	0		**
Leigh Hall	0		**
Wayne Richardson	0		**
Alan You Lee	0		**

Officers, Directors and Director Nominees as a Group (15 persons)	7,414,292	(9)	2.10%

Sentient USA Resources Fund, LP	339,574,381	(10)	94.9%
Landmark Square
64 Earth Close
West Bay Beach South
Grand Cayman KY1-117
Cayman Islands

*
Percent of Common Shares is calculated individually (or as a group) assuming an individual (or all members of a group) exercises its options or any other rights it might have to take up additional Common Shares.  The calculations assume that other holders of equity interests do not exercise their rights unless they are part of the same group.  The calculation is based on a total of 352,413,582 Common Shares plus the number of applicable options or rights in each case.

**	Indicates less than 1%.

(1)
Includes 1,971,233 shares of Common Stock held by the James V. Riley Revocable Trust, options held  to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(2)
Includes options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(3)	Includes 131,960 Common Shares owned by Gunn Development Pty. Ltd. (of which Mr. Gunn is a controlling shareholder).
(4)
Includes 21,932 Common Shares held in Mr. Woolard's IRA account, options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013. Also includes the following Common Shares in which Mr. Woolard disclaims any beneficial interest:  21,937 Common Shares held in an IRA account for Karen O Woolard and 931,619 Common Shares held by the Karen O Woolard Trust.

(5)
Includes options to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(6)
Includes 240,760 Common Shares owned by Ahciejay Pty. Ltd. as trustee for The R.C.J. Trust, and 304,125 Common Shares held in trust for the R.C.J. Superannuation Fund, as to both of which Mr. van Mourik and his family are beneficiaries.

(7)
Includes 400,167 Common Shares held by held by Glendower Investments Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; 3,750 Common Shares held by held by Glendower Properties Pty Ltd as trustee for a trust of which Mr. Summerson and his family are beneficiaries; and options held directly to acquire 37,500 Common Shares at $0.88 until June 30, 2011, options to acquire 37,500 Common Shares at $0.29 until June 30, 2012 and options to acquire 37,500 Common Shares at $0.37 until June 30, 2013.

(8)	Includes options to acquire 75,000 shares at $0.37 per share until June 21, 2013 and options to acquire 37,500 shares at $0.37 per share until June 30, 2013.
(9)	Includes beneficial ownership of Messrs. Riley, Geldermann, Gunn, Woolard, Murphy, van Mourik, Summerson, Bunnett and De’ath as described in notes 1, 2, 3, 4, 5, 6, 7 and 8 above.
(10)	Includes the right to purchase 5,500,000 Common Shares for $0.36 each until October 31, 2011 subject to certain conditions.

To the best of our knowledge, there are no arrangements, understandings or agreements relative to the disposition of any of our securities, the operation of which would at a subsequent date result in a change in control of Natural Resources.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Management and Others

The following sets out information regarding transactions between officers, directors and significant shareholders of Natural Resources during the most recent fiscal year and subsequently.

During the year ended June 30, 2010, Sentient contributed $4,510,000 of capital to the Company to fund the expansion of Natural Soda’s nahcolite resources, to explore further utilization of Natural Soda’s water rights and potential oil shale and to reimburse Sentient for payment of certain expenses, to pay Sentient for providing consulting services to Natural Soda Holdings and for additional working capital.

Natural Soda Holdings paid Sentient $790,846 for reimbursement of certain expenses and for providing management consultancy services related to Natural Soda Holdings’ business development activities in December 2009.

On June 30, 2010, Natural Soda Holdings paid $350,010 to Sentient to reimburse expenses paid in relation to oil shale research and investigations.  Natural Soda Holdings also made provision to pay $30,000 to Tovolea Pty Ltd for management services (a company controlled by Alan You Lee) and to pay Sentient $39,000 for reimbursement of other expenses.  In addition, Natural Soda Holdings made provision of $19,500 to pay Stephen Dunn, a Sentient associate, for consulting services.

Following the completion of the restructuring agreement on December 31, 2008, Gunn Development Pty Ltd, a company in which Bill H. Gunn, Chief Executive Officer of the Company is a long-time 66% shareholder, provided independent consulting, aerial and other commercial services to The Sentient Group (“SGL”).  Gunn Development Pty Ltd received $200,000 in fiscal year 2009 and $200,000 in fiscal year 2010 from SGL.  Similarly, Robert van Mourik, Chief Financial Officer of the Company, has also provided independent consulting services to SGL in Australia.  He received approximately $28,000 in fiscal year 2009 and $28,000 in fiscal year 2010.  To the Company’s knowledge, the services provided to SGL were unrelated to the Company, Natural Soda Holdings or Natural Soda and represented the market value for such services.  To the Company’s knowledge, neither Gunn Development Pty Ltd nor Robert van Mourik has any on-going obligation to provide services to SGL.

License Agreement

On June 30, 2010, Natural Soda Holdings and Natural Soda entered into a License Agreement with Peter Cassidy, an officer and director of SGL (the “License Agreement”), pursuant to which Mr. Cassidy licensed patented technology relating to oil shale processing (the “Licensed Technology”) to Natural Soda Holdings and Natural Soda for the lump sum of $100, solely for research and development purposes.  The License Agreement specifically prohibits the use of the Licensed Technology by Natural Soda Holdings or Natural Soda for any income generating activities or any activities intended to produce commercial quantities of oil shale products (the “Prohibited Activities”).  If at any time Natural Soda Holdings or Natural Soda desire to engage in the Prohibited Activities, Mr. Cassidy agreed to negotiate in good faith in respect of a royalty and license agreement of the Licensed Technology to enable Natural Soda Holdings and Natural Soda to engage in the Prohibited Activities.  If Mr. Cassidy determines to license the Licensed Technology to an independent third party, Mr. Cassidy agreed to provide Natural Soda Holdings and Natural Soda with a right of first offer to license the License Technology.  During the year ended June 30, 2010 Natural Soda Holdings paid $350,010 to SGL to reimburse it for expenses paid in association with developing this oil shale technology.

During the term of the License Agreement, Natural Soda Holdings and Natural Soda have agreed to pay for a research program related to the Licensed Technology.

Reimbursement Agreement

On June 30, 2010, Natural Soda Holdings entered into a Cost Reimbursement Agreement (the “Reimbursement Agreement”) with SGL.  Pursuant to the Reimbursement Agreement, Natural Soda Holdings agreed to reimburse SGL for services provided by SGL to Natural Soda Holdings and Natural Soda and for the cost of goods and services provided by third parties to or for the benefit of Natural Soda Holdings and Natural Soda but billed to SGL.

Consulting Agreement

On November 21, 2009, Natural Soda Holdings entered into a Consulting Agreement (the “Consulting Agreement”) with Toveloa Pty Limited, an Australian company controlled by Alan You Lee, an affiliate of SGL and Sentient, pursuant to which Mr. Lee agreed to provide certain consulting services to Natural Soda Holdings for $110,000 per year.

At a meeting of its board of directors on June 28, 2010, the board of directors and shareholders of Natural Soda Holdings ratified and approved the License Agreement, the Reimbursement Agreement and the Consulting Agreement.

Rights to the name “AmerAlia”

On July 29, 2010 the Board agreed that upon completion of the registration of the name change with the Secretary of State of the State of Utah, the Company assign all rights of the Company to the name “AmerAlia, Inc.” and to the domain name “ameralia.com” to Robert van Mourik and Bill Gunn for nominal consideration.  This change of name was approved by the shareholders on September 14, 2010 and the Company promptly amended its articles of incorporation to change the corporate name.  The Company has completed this assignment.

Corporate Loans – Loans to Natural Resources

Over several years, officers and directors advanced loans to Natural Resources as detailed in the Notes to the Financial Statements. These comprised advances to us, as well as accrued but unpaid compensation, directors’ fees and interest. The following summarises our remaining liabilities to related parties as at June 30, 2010:

Director	June 30, 2010
Robert van Mourik	$11,867

Customer Relationship

Bunnett & Company is Natural Soda’s largest customer representing 23% of NSI’s sales by revenue in FY2010.  The principal of Bunnett & Company is Mr. Bill Bunnett, Brad Bunnett’s father.

No Other Relationships

No nominee or director of Natural Resources is, or has been, a partner or executive officer of any investment banking firm that has performed services for the Company during the last fiscal year or that the Company proposes to have perform services during the current year.

List All Parents of the Company

Under Rule 405 of Regulation C, the term “parent” when used with respect to Natural Resources means an affiliate controlling the Company directly or indirectly through one or more intermediaries.  One entity that has the ability to control the Company (other than its Board and shareholders generally) is Sentient through its beneficial ownership of 95% of our Common Shares.

Transactions with Promoters

Not applicable.

EQUITY COMPENSATION PLANS

The following is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of the fiscal year ending June 30, 2010.

Equity Compensation Plan Information

Plan Category and Description	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	450,000	$0.55	35,000,000
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	450,000	$0.55	35,000,000

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected HJ & Associates, LLC, to be Natural Resources’ independent registered public accounting firm for the transition period ended December 31, 2010.  In December 2010, the Board of Directors determined to change the Company’s fiscal year end from June 30 to December 31.  As a result, the Company will prepare and file audited financial statements for the transition period from July 1, 2010 through December 31, 2010.

This proposal seeks shareholder ratification of the appointment of HJ & Associates, LLC.

How many votes are needed to ratify the appointment of the independent registered public accounting firm?

The ratification of the appointment of the independent registered public accounting firm will be approved if a majority of the Common Shares entitled to vote at the Annual Meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.   We believe Sentient will be present at the Annual Meeting.  If Sentient votes NO on or abstains from this proposal, the proposal will not be approved.

Will a representative of HJ & Associates, LLC be present at the Annual Meeting?

The Company does not expect that a representative of HJ & Associates, LLC will be present at the Annual Meeting.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

HJ & Associates, LLC was the independent registered public accounting firm for Natural Resources during the fiscal year ended June 30, 2010.

Our financial statements have been audited by HJ & Associates, LLC, independent registered public accounting firm, for the years ended June 30, 2010, 2009, 2008, 2007 and 2006.

For the fiscal years ended June 30, 2010 and 2009, HJ & Associates has billed the Company the following amounts for services provided.

	Year ended June 30,
	2010	2009

Audit fees	$121,600	$131,800
Audit related fees	-	-
Tax fees	9,400	21,150
All other fees	-	-
	$131,000	$152,950

Audit Fees

Consists of fees billed for professional services rendered for the audit of our financial statements, review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include preparation of federal and state income tax returns.

All Other Fees

Consists of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Board has adopted an Audit Committee Charter which is reviewed annually and amended if considered necessary.  It was last amended September 9, 2002.  The Audit Committee’s responsibilities include responsibility to:

•
Pre-approve all audit services that the auditor may provide to Natural Resources or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002); and

•
Pre-approve all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to Natural Resources or any of its subsidiaries.

The independent auditors are engaged by the Audit Committee subject to the auditors providing an estimate of their fees for their services.  The Audit Committee subjects all audit related services to this pre-approval policy.

The Board recommends a vote FOR the ratification of the appointment of the Company's independent registered public accounting firm.  All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

PROPOSAL 3
APPROVAL OF A RESOLUTION AND AMENDMENT TO THE COMPANY’S BY-LAWS
TO PROVIDE FOR THE TAKING OF ACTION BY LESS THAN
UNANIMOUS WRITTEN CONSENT OF THE COMPANY’S SHAREHOLDERS

What am I voting on?

The Board has determined that it is in the best interest of the Company and its shareholders to approve a resolution and amend the Company By-Laws to provide for the taking of action by less than unanimous consent of the Company’s shareholders.  Article II, Section 9 of Natural Resources’ By-Laws currently provides that any action required to be taken at a meeting of shareholders may be taken without a meeting if a consent setting forth the action to be taken is signed by all shareholders entitled to vote on the taking of such action.

Section 16-10a-704 of the Utah Revised Business Corporation Act authorizes shareholders to take action by less than unanimous written consent and without a meeting, in most circumstances, if a consent setting forth the action to be taken is signed by shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.  However, Section 16-10-1704(4) of the Utah Revised Business Corporation Act states that, for corporations in existence prior to July 1, 1992, in order to take action by less than unanimous written consent of such corporation's shareholders, a resolution authorizing action by less than unanimous written consent must be approved by shareholders by unanimous written consent or at a meeting.

As Natural Resources was incorporated prior to July 1, 1992, Natural Resources is seeking shareholder approval in accordance with Section 16-10-1704(4) of the Utah Revised Business Corporation Act for the taking of action by less than unanimous written consent of the Company shareholders as authorized by Section 16-10a-704 of the Utah Revised Business Corporation Act and for the amendment to the Company’s By-Laws to evidence and effect the approval of such resolution.

Why does the Board want to provide for the taking of action by less than unanimous shareholder consent?

The ability to obtain shareholder approval by obtaining a written consent signed by a majority of the Company’s shareholders rather than signed by all of the Company’s shareholders will enable the Company to act with greater flexibility and efficiency when taking certain corporate actions that require shareholder approval.  If unanimous written consent is required, a single dissenting shareholder can prohibit the Company from obtaining shareholder approval by written consent and will force the Company to hold a meeting in order to obtain shareholder approval.  Obtaining shareholder approval at a meeting is a far more costly and time consuming process as the Company must file a proxy statement with the SEC and distribute such proxy statement to the Company’s shareholders.

Now that Sentient holds approximately 95% of the Company’s Common Shares, if Sentient wishes to approve a matter, shareholder approval is simply a formality.  However, without the ability to act by written consent, the Company will have to call a special meeting of shareholders which will involve significantly more cost.  The Board wishes to avoid such cost.

How many votes are needed to approve the resolution and amend Natural Resources’ By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders?

The resolutions and amendment to the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders will be approved if a majority of the Common Shares entitled to vote at the meeting, present in person or by proxy, votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Please note that as the Company’s majority shareholder, Sentient may be considered an interested party to the proposal to amend the Company’s By-Laws as such an amendment would permit Sentient to take action on behalf of the Company without the consent or approval of any other shareholders.  Accordingly, although not required by Natural Resources’ Articles of Incorporation or By-Laws, the Company seeks to obtain a FOR vote for this proposal from the holders of a majority of the Company’s Common Shares not held by Sentient.

What will happen if shareholders approve the taking of action by less than unanimous written consent of the Company’s shareholders?

If the Company’s shareholders approve this proposal, the Company will amend Article II, Section 9 of its By-Laws to evidence the passing of the resolution to provide for the taking of shareholder action by less than unanimous written consent.  Additionally, the Company will be governed by Section 16-10a-704 of the Utah Revised Business Corporation Act that authorizes shareholders to take action by less than unanimous written consent and without a meeting, in most circumstances, if a consent setting forth the action to be taken is signed by shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Approval of this proposal will not prevent the Company’s shareholders from exercising appraisal rights with respect to future transactions under Part 13 of the Utah Revised Business Corporation Act, if applicable.

What will happen if shareholders do not approve the taking of action by less than unanimous written consent of the Company’s shareholders?

If the Company’s shareholders do not approve this proposal, the Company will not amend its By-Laws and will still be required to obtain unanimous written consent of its shareholders or obtain shareholder approval at a meeting in order to take certain corporate actions.  Requiring the Company to obtain unanimous shareholder approval or approval at a meeting of its shareholders, will increase the costs and decrease the efficiency with which the Company may take certain actions.

The Board recommends a vote FOR the approval of the taking of action by less than unanimous written consent of the Company’s shareholders and the amendment to the Company By-Laws to evidence such approval.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

By Order of the Board of Directors,

Bill H. Gunn, President
Natural Resources USA Corporation

January 10, 2011

Please sign and return the enclosed form of proxy promptly. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your Common Shares in person.

APPENDIX A

THE PROXY CARD ACCOMPANIES THIS PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS OF
NATURAL RESOURCES USA CORPORATION

February 9, 2011

PROXY SOLICITED BY BOARD OF DIRECTORS

APPOINTING BILL H. GUNN AND ROBERT C.J. VAN MOURIK AS PROXY TO VOTE YOUR SHARES
MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
ACCOUNT NUMBER
CUSIP NUMBER
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]

The Board of Directors Recommends	The Board of Directors Recommends

a Vote “FOR ALL NOMINEES” in Item 1.	a Vote “FOR” Items 2, 3 and 4

Item 1. ELECTION OF DIRECTORS.	Items 2, 3 and 4.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*
NOMINEES

☐  Bill H. Gunn
☐  Neil E. Summerson
☐  Geoffrey C. Murphy
☐  J. Jeffrey Geldermann
☐  Alan De’ath
☐  Paul-Henri Couture
☐  Leigh Hall
☐  Wayne Richardson
☐  Alan You Lee

Vote FOR an individual nominee by filling in the appropriate box above.

Item 2.   Ratification of the appointment of the Company's independent registered public accounting firm

Item 3.  Approval of a resolution and amendment to the Company’s By-Laws to provide for the taking of action by less than unanimous written consent of the Company’s shareholders
FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐
INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. This will have no effect on the election of directors and your shares will be counted for the purposes of establishing quorum.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).
______________________________________________
To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________________________________

______________________________________________

______________________________________________

_____________________________________________
Each of Items 1, 2 and 3 were proposed by the Board of Directors.

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.
A vote to ABSTAIN will have the same effect as a vote AGAINST each of Items 2 and 3 and your shares will still be counted for the purposes of establishing a quorum at the Annual Meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2 and  3 will be voted at the Annual Meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE
OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS: